SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: March 7, 2000
               (Date of earliest event reported: February 25, 2000)

                                 CAIS INTERNET, INC.
               (Exact name of registrant as specified in its charter)


                   Delaware                              000-26103
(State or other jurisdiction of incorporation)    (Commission File Number)

52-2066769
(IRS Employer Identification Number)


       1255 22nd Street, N.W., Washington, D.C.                         20037
    (Address of Principal Executive Offices)                          (Zip Code)

                                     202) 715-1300
                  (Registrant's telephone number, including area code)

                                      With a copy to:
                                   Morris F. DeFeo, Jr., Esq.
                                    Morrison & Foerster LLP
                           2000 Pennsylvania Avenue, N.W., Suite 5500
                                   Washington, D.C. 20006-1888

         Item 5.  Other Events.

         On February 28, 2000, the Registrant issued a press release announcing that it had completed the sale of $73.9 million of Series D convertible participating preferred stock ("Series D Shares") to an affiliate of Kohlberg Kravis Roberts & Co. (KKR). KKR purchased the Registrant's Series D Shares on February 25, 2000. Under a Preferred Stock Purchase Agreement dated as of December 20, 1999 ("Purchase Agreement"), KKR will purchase an additional $26.1 million of Series D Shares after approval of the Registrant's stockholders. In conjunction with the initial purchase of the Series D Shares, two KKR nominees joined the Registrant's Board of Directors and KKR was granted a one-year option to purchase $100 million of Series E convertible participating preferred stock ("Series E Shares"). The issuance of the Series E Shares pursuant to the option also is subject to the approval of the Registrant's stockholders. Upon the exercise of the option for the Series E Shares, KKR will have the right to elect an additional director on the Registrant's Board of Directors.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1  Press release of Registrant dated February 28, 2000.

                                                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CAIS INTERNET, INC.




                                                  By:  /s/ ULYSSES G. AUGER, II
                                                      -------------------------
                                                           Ulysses G. Auger, II
                                           Chief Executive Officer and Chairman

Date:     March 7, 2000

EXHIBIT INDEX



Exhibit
Number                              Description

       99.1     Press release of Registrant dated February 28, 2000.

       EXHIBIT 99.1

Date: February 28, 2000
For Immediate Release
Media Contact: Minda Markle
(202) 715-1325
e-mail: m.markle@cais.com

CAIS INTERNET SUCCESSFULLY COMPLETES KKR INVESTMENT

WASHINGTON, D.C., February 28, 2000 - CAIS Internet (NASDAQ: CAIS) announced today that it has successfully completed the sale of $73.9 million of convertible preferred stock to an affiliate of Kohlberg Kravis Roberts & Co.
(KKR). KKR will purchase an additional $26.1 million of convertible preferred stock upon receipt of shareholder approval of the issuance of the shares. Under the terms of the agreement with CAIS, KKR also has a one-year option to purchase an additional $100 million of convertible preferred stock. The issuance of shares pursuant to the option is subject to shareholder approval. Holders of the requisite number of shares needed for approval have agreed to vote in favor of the issuance for both phases of the investment. In conjunction with the initial investment, James H. Greene, Jr. and Alex Navab from KKR joined CAIS's Board of Directors. In addition, assuming the exercise of KKR's option, KKR will have the right to elect an additional seat on the Board.

Ulysses G. Auger II, Chief Executive Officer of CAIS Internet, said, "KKR's investment in CAIS is a strong endorsement of our business and our strategies for long-term success and value creation. Specifically, it will allow us to accelerate our growth plans to meet the ever-increasing demand in the hospitality and apartment marketplace for telephone and high-speed Internet access solutions, and further cement CAIS's standing as a leading provider of broadband Internet access solutions."

About CAIS Internet

CAIS Internet, Inc. (Nasdaq: CAIS) is a leading broadband access solutions company. CAIS provides customers with comprehensive high speed Internet solutions while at home in apartments, at work in small-to-medium businesses, or on-the-go at hotels, airports, travel plazas, cruise ships and retail stores. Whether it's an innovative solution for DSL & leased-line dedicated access, creating an in-building network for multiple users, or providing a public area Internet kiosk, the company delivers a cost-effective, easy and convenient Internet experience for customers. The customer experience is the result of a one-stop, integrated solutions package of innovative CAIS network access and technologies, award-winning IPORT(TM) software, customer support, portal content and systems.

CAIS Internet currently is the designated Internet access solution in the largest footprint of hotels and apartment buildings nationwide. Additionally, CAIS recently unveiled its portal with 110 leading Internet content partners, which upon full installation of its properties will be the widest viewed in the hospitality industry and multifamily or apartment community. The CAIS portal is the first portal built at broadband speeds, especially designed to provide a media-rich experience for the millions of CAIS customers who will log onto its service.
Combined with CAIS Internet, the company's software subsidiary CAIS Software Solutions, and its business center subsidiary Business Anywhere(TM), CAIS brings broadband connectivity to markets where Internet access did not previously exist.

CAIS Internet operates a Cisco-Powered, clear-channel Internet and ATM Network. CAIS currently peers with public and private partners, and at national exchange points MAE East, MAE East ATM, MAE West, and AADS. CAIS recently announced an agreement with Qwest that expands the CAIS network to 38 POPs nationwide, which accelerated CAIS network development one year ahead of forecast. Qwest also took a 6.2% equity stake in the broadband solutions provider. CAIS Internet is headquartered in Washington, DC. More information on the company is available by calling 202.715.1300, or visiting the company's web site at www.cais.com.

About KKR

KKR (www.kkr.com) is an investment firm specializing in private equity transactions. Since its founding in 1976, KKR has invested in excess of $13.5 billion of equity in more than 80 transactions with a total value of $96 billion across more than 25 different industries. Its most recent transactions include buyouts of Shoppers Drug Mart, Bosch Telecom and Wincor-Nixdorf; growth equity investments in Birch Telecom, CAIS Internet, Intermedia, and Zhone Technologies; and venture investments in BigVine.com, desktop.com. govWorks.com, MyPoints.com, StarMedia Network and SupplierMarket.com. KKR has offices in New York City, Menlo Park, California, and London.

                                         # # #

This release contains statements relating to CAIS's future expectations and business strategies or other "forward-looking" information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the statements. Important factors that may cause actual results to differ from projections include, among others: changes in business conditions; changes in the Internet services industry and the general economy; our limited operating history; our ability to manage rapid growth; our ability to enter into joint ventures and other strategic relationships with companies on terms acceptable to us; and the impact of computer and related problems that may arise from the Year 2000 problem on our business.
                                         # # #


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